EXHIBIT 10.6

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MASTER AGREEMENT

This Master Agreement (“Agreement”), dated effective as of [], 2013 (the “Effective Date”), is entered into by and between VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“VMSC”) and CST MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Distributor”).

RECITALS

A.    Distributor and VMSC are parties to a Branded Distributor Marketing Agreement (Multi-Brand) dated as of the Effective Date, under which VMSC sells to Distributor refined petroleum gasoline and diesel products (“Products”), that are branded under one of the Valero family of brands, as further detailed therein (the “VMSC Brand”), for resale at pre-approved retail stations (as amended hereby, the “Branded Distributor Agreement”). Products sold by VMSC to Distributor under the Branded Distributor Agreement are referred to herein as the “Branded Products.”

B.    Distributor and VMSC are also parties to a Petroleum Product Sale Agreement, dated as of the Effective Date, under which VMSC sells unbranded Products (the “Unbranded Products”) to Distributor for resale at certain specified retail stations (the “Unbranded Supply Agreement”).

C.    As of the Effective Date, Distributor currently supplies the Current Stations (defined below) and desires to purchase Products to supply these Current Stations. Distributor and VMSC also desire to make other commitments as described in this Agreement.

D.    VMSC has offered Distributor certain modifications to the Branded Distributor Agreement and the Unbranded Supply Agreement (collectively, the “Supply Agreements”), as consideration for Distributor’s commitment to purchase the volume of Branded Products and Unbranded Products to be sold through certain retail motor fueling stations, on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the terms, conditions, and covenants set forth in this Agreement, VMSC and Distributor agree as follows:

Article 1 - Basic Provisions

1.1    Purpose of Agreement. No Products are purchased under this Agreement - all Branded Products will be purchased under the Branded Distributor Agreement, and all Unbranded Products will be purchased under the Unbranded Supply Agreement. The purpose of this Agreement is to: (1) amend the pricing and payment provisions of the Supply Agreements by specifying how Products purchased under the Supply Agreements for sale at the stations covered by this Agreement will be priced and paid for while this Agreement is in effect, (2) amend certain other provisions of the Branded Distributor Agreement as specified herein, and (3) to set forth certain other agreements of the parties. If there is an inconsistency between the

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Branded Distributor Agreement or the Unbranded Supply Agreement and this Agreement, then this Agreement shall control. Except as specifically amended in this Agreement, the payment-related provisions of Supply Agreements shall remain in effect.

1.2    Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall expire [], 2028 (“Expiration Date”); provided however, that on: (a) [], 2023, all stations whose Primary Delivery Point is located in “Region 1” (as shown on Schedule 4) (the “Region 1 Stations”) will automatically be terminated from this Agreement and each of the relevant Supply Agreements (the “Region 1 Expiration Date”); (b) [], 2024, all stations whose Primary Delivery Point is located in “Region 2” (the “Region 2 Stations”) will automatically be terminated from this Agreement and each of the relevant Supply Agreements (the “Region 2 Expiration Date”); (b) [], 2025, all stations whose Primary Delivery Point is located in “Region 3” (the “Region 3 Stations”) will automatically be terminated from this Agreement and each of the relevant Supply Agreements (the “Region 3 Expiration Date”); (d) [], 2026, all stations whose Primary Delivery Point is located in “Region 4” (the “Region 4 Stations”) will automatically be terminated from this Agreement and each of the relevant Supply Agreements (the “Region 4 Expiration Date”); and (e) the Expiration Date, all remaining stations (the “Region 5 Stations”) will automatically be terminated from this Agreement and each of the relevant Supply Agreements.

1.3    Current Stations. The stations listed on the following schedules are collectively referred to herein as “Current Stations”:
a.     “Single Brand Stations” means the stations listed on the attached Schedule 1.
b.     “Dual Brand Stations” means the stations listed on the attached Schedule 2.
c.    “Unbranded Stations” means the stations listed on the attached Schedule 3.
The Single Brand Stations and the Dual Brand Stations are collectively referred to herein as the “Branded Stations.”

1.4    Expiration Transition Periods. Notwithstanding the Expiration Dates for each Region and at the end of the Term, if all of the relevant Region’s Stations have not been debranded on or prior to the relevant Region Expiration Date, then Distributor shall continue to have the right to purchase Products under the Branded Distributor Agreement and under this Master Agreement for Stations in a given Region for up to 180 days after the end of the relevant Region Expiration Date (the “Region Transition Period Expiration Date”). For a given Region, the period from the relevant Region Expiration Date through the relevant Region Transition Period Expiration Date is referred to as the “Region Transition Period.” If any Branded Stations continue to bear one of the VMSC Brands after the relevant Region Transition Period Expiration Date, then this Master Agreement will no longer apply to the supply of those Stations, but the Branded Distributor Agreement (or a successor thereto) shall continue to be in effect until all Stations have been debranded. During each Region Transition Period, if all of the relevant Region’s Stations have not been debranded on or prior to the relevant Region Expiration Date (each remaining relevant Region’s Station is referred to as a “Transition Station”), Distributor shall provide written notice to VMSC not less than 30 days prior to the date on which Distributor will both (the “Transition Station Expiration Date”): (a) cease purchasing Products under the Branded Distributor Agreement for the Transition Station; and (b) debrand the Transition Station pursuant to the Branded Distributor Agreement. If, with respect to any one or more Transition Stations, Distributor fails to actually debrand the relevant Transition Station prior to the Transition Station Expiration Date, Distributor agrees that failure is a material breach under the Branded Distributor Agreement, with respect to the relevant Transition Station. Unless there is a separate written agreement of the parties to the contrary, if VMSC allows Distributor to continue to purchase Products with respect to any Transition Station, those purchases will be pursuant to the Branded Distributor Agreement, but this Master Agreement will no longer apply to purchases after the Transition Station Expiration Date.

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Article 2 - Conversion and Image Requirements

2.1    Current Stations. All Current Stations, listed on Schedule 1 on the Effective Date, are already branded, and as such are considered to have met the applicable brand image requirements and the requirements of Section 10 of the Branded Distributor Agreement, and no further review will be required by VMSC.

2.2    Brand Image Requirements. All stations that are proposed by Distributor to be converted to one of the VMSC Brands must meet the applicable brand image requirements. All Dual Brand Stations shall meet the provisions of Exhibit A, which sets forth alternative branding requirements and specifications for the Dual Brand Stations (the “Modified Dual Brand Image Requirements”), and shall be branded in accordance with the Modified Dual Brand Image Requirements. If a Dual Brand Station meets the Modified Dual Brand Image Requirements, VMSC will approve it for conversion as a Dual Brand Station.

2.3    Conversion. Unless otherwise agreed under a separate written mutual agreement with respect to the conversion of any one or more Station, all work to convert any “Future Stations” (as defined in Section 3.1 below) to the relevant Single Brand or Dual Brand image shall be at Distributor’s sole obligation and cost.

Article 3 - Future Stations

3.1    Future Stations. “Existing Market Potential Stations” means stations, other than the Current Stations, served by any of the Primary Delivery Points listed on Schedule 4. From time to time, Distributor, upon written notice to VMSC, may request the addition of Existing Market Potential Stations to this Agreement as either Unbranded Stations or Branded Stations, but VMSC shall decide, in its sole discretion, whether to permit the addition of any such proposed Existing Market Potential Station under this Agreement. Without limiting VMSC’s sole discretion, VMSC will take into consideration whether an Existing Market Potential Station is operated directly by Distributor or an affiliate of Distributor. Subject to the terms of this Agreement, upon VMSC’s written approval of any such proposed Existing Market Potential Station, it shall automatically be added to this Agreement and to the relevant Supply Agreement and shall be considered a “Future Station” under this Agreement.

3.2    Stations Covered. Only stations meeting the definition of Current Stations and Future Stations shall be covered by this Agreement.

Article 4 - Purchase Commitment

4.1    Addition of Current Stations to Branded Distributor Agreement. Because all of the Branded Stations already bear the relevant brand image, and will be sold Branded Products beginning on the Effective Date, the initial Exhibit A to the Branded Distributor Agreement (the “BDA Station Exhibit”), will list all of the Branded Stations, setting out annual contract volume requirements for each of the Branded Stations, and beginning on the Effective Date, each Current Station will be a “Station” as defined in the Branded Distributor Agreement.

4.2    Addition of Unbranded Stations to the Unbranded Supply Agreement. Schedule 3 sets forth the initial list of Unbranded Stations. At the time any Current Station becomes an Unbranded Station, Distributor shall immediately purchase unbranded Products to be supplied to it under the Unbranded Supply Agreement, subject to the terms of this Agreement.

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4.3    Obligation to Maintain Branding and Supply of Current Stations. Subject to Distributor’s rights in Section 4.4 below, Distributor agrees: (a) to continue to maintain the Branded Stations as being supplied under the Branded Distributor Agreement through the Expiration Date, and (b) to continue to maintain any Unbranded Stations as being supplied under the Unbranded Supply Agreement through the Expiration Date.

4.4    Attrition.

a.    Minimum Branded Obligated Volume. As used herein, the term “Annual Branded Contract Volume” means, when referring to a particular Contract Year (as defined in Section 4.5(a)) during the Term, the total number of gallons of Products set forth on the BDA Station Exhibit, to be purchased by Distributor from VMSC for the relevant Contract Year for all Branded Stations then set forth on the BDA Station Exhibit. Distributor shall have the right to take any actions allowed by this Section 4.4, so long as taking that action would not cause the Annual Branded Contract Volume to fall below (the “Minimum Branded Obligated Volume”): (i) from the Effective Date through [], 2023 - [*.*] gallons per Contract Year; (ii) from [], 2023 through [], 2024 - [*.*] gallons; (iii) from [], 2024 through [], 2025 - [*.*] gallons; (iv) from [], 2025 through [], 2026 - [*.*] gallons; and (v) from [], 2026 through the Expiration Date - [*.*] gallons per Contract Year.

b.    Sale/Closure of a Station. Subject to the Minimum Branded Obligated Volume, Distributor, upon 90 days prior written notice to VMSC, shall have the right to remove from either the Branded Distributor Agreement or the Unbranded Supply Agreement, as applicable, and remove from this Agreement, any one or more stations then covered under this Agreement, due to: (i) a sale of the station to an unrelated third party; (ii) the expiration or termination of a lease with an unrelated third party, except for Current Stations that were not leased from a third party prior to the Effective Date, and/or (iii) a permanent removal of the station from use as a petroleum products retail dispensing station. Upon the removal of any stations under this Section 4.4(b), the BDA Station Exhibit, and/or Exhibit A of the Unbranded Supply Agreement, as applicable, shall be adjusted accordingly.

c.    Market Withdrawal. If, at any time after [], 2014, Distributor submits a written statement to VMSC that Distributor intends to entirely withdraw from a geographic regional market, such that after such withdrawal, Distributor does not continue to supply, operate, or have any financial interest in the operation of, any stations in that market (a “Market Withdrawal”), then the Minimum Branded Obligated Volume will be reduced to reflect the removal of the stations covered by this Agreement within the Market from which Distributor is Withdrawing; provided, however, that if such adjustment, would cause the Annual Branded Contract Volume to fall below (the “Renegotiation Volume Threshold”): (i) from the Effective Date through [], 2023 - [*.*] gallons per Contract Year; (ii) from [], 2023 through [], 2024 - [*.*] gallons; (iii) from [], 2024 through [], 2025 - [*.*] gallons; (iv) from [], 2025 through [], 2026 - [*.*] gallons; and (v) from [], 2026 through the Expiration Date - [*.*] gallons, then VMSC would have the right to renegotiate other terms of this Agreement, including Section 5. Upon the removal of any stations under this Section 4.4(c), the BDA Station Exhibit, and/or Exhibit A of the Unbranded Supply Agreement, as applicable, shall be adjusted accordingly. The Total Volume Commitment will also be adjusted as appropriate due to any adjustment to the Minimum Branded Obligated Volume.

d.    Conflict Attrition Rights. If a petroleum products station operated by a third party begins doing business after the Effective Date with a VMSC Brand (the “Conflict Commencement Date”) in a location that Distributor reasonably believes presents a potential conflict (a “Potential Conflict Station”) with a then-existing Branded Station with any VMSC Brand (the “Affected Station”), then upon 90 days prior written notice by Distributor to VMSC, given no later than 6 months after the Conflict Commencement Date: (i) if the Potential Conflict Station is [*.*] of the Affected Station, Distributor shall have the right to

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remove the Affected Station from the Branded Distributor Agreement (and from Schedule 1 or Schedule 2 as appropriate) and add the station to the Unbranded Supply Agreement (and to Schedule 3) - upon such a movement of the Affected Station, it will be considered to be a “Conflict Unbranded Supplied Station”); and (ii) if the Potential Conflict Station is [*.*] of the Affected Station, Distributor shall have the right to either make the Affected Station a Conflict Unbranded Supplied Station, or terminate the Affected Station from this Agreement and from the Branded Distributor Agreement, in which case, Distributor shall state which option it chooses in the notice. Upon the removal of any stations under this Section 4.4(d), the BDA Station Exhibit, and/or Exhibit A of the Unbranded Supply Agreement (if the station is being added to the Unbranded Supply Agreement), as applicable, shall be adjusted accordingly.

e.    Replacement Station. On 30 days’ written notice to VMSC, Distributor may propose a substitution of any Current Station (the “Substituted Station”) with a station (“Replacement Current Station”) that meets the following criteria: (i) the Replacement Current Station meets the applicable VMSC brand image requirements; (ii) the Replacement Current Station must be served by the same Primary Delivery Point as the Substituted Station; (iii) the proposed contract volume for the Replacement Current Station must be at least the same as the Substituted Station; and (iv) VMSC has determined that the Replacement Current Station does not create a potential conflict with any other existing VMSC branded retail gasoline station. Upon confirmation by VMSC that the Replacement Current Station meets the foregoing criteria, then the Replacement Current Station shall be considered to be the Substituted Station under this Agreement for all purposes, as of the effective date set forth in Distributor’s notice. Conversion of all Replacement Current Stations will be at Distributor’s cost. Notwithstanding anything to the contrary contained herein, in no event will Distributor have the right to substitute Unit 1054 (as defined in Section 6.2).

4.5    Failure to Purchase Committed Volumes.

a.    Certain Definitions. The following capitalized terms have the following meanings:

“Annual Branded Purchases” means, when referring to a particular Contract Year during the Term, the actual number of gallons of Product purchased by Distributor from VMSC: (i) under the Branded Distributor Agreement to supply Branded Stations; and (ii) under the Unbranded Supply Agreement to supply the Conflict Unbranded Supplied Stations.

The “Annual Damage Payment” is calculated for a given Contract Year by multiplying the Annual Shortfall Amount for that Contract Year by [*.*].

“Annual Shortfall Amount” means, for a given Contract Year during the Term, the number of gallons by which the Annual Branded Purchases is less than [*.*] of the Minimum Branded Obligated Volume.

“Contract Year” means each [] - [] period during the Term.

“Early Termination Shortfall Amount” means the difference in gallons between the Total Volume Commitment and the Total Branded Purchases as of the Total Termination Date.

“Early Termination Damages” means an amount in dollars, equal to the product of the Early Termination Shortfall Amount multiplied by [*.*], minus the total Annual Damage Payments received by VMSC prior to the date thereof.

“Total Branded Purchases” means the total number of gallons of Product purchased by Distributor from VMSC, from the Effective Date through the Total Termination Date: (i) under the Branded Distributor

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Agreement to supply Branded Stations; and (ii) under the Unbranded Supply Agreement to supply the Conflict Unbranded Supplied Stations.

“Total Termination” means a termination of this Agreement in its entirety prior to the Expiration Date by either: (a) VMSC pursuant to Section 6.1(c) due to a material default of Distributor; or (b) Distributor for any reason other than pursuant to Section 6.1(c) due to a material default of VMSC.

“Total Termination Date” means the date on which a Total Termination occurs.

“Total Volume Commitment” means [*.*] gallons.

b.    Annual Damage Calculation. Distributor agrees that if for any Contract Year during the Term, there is an Annual Shortfall Amount, then Distributor shall pay to VMSC an Annual Damage Payment for that Contract Year, in immediately available funds, within 60 days after the Contract Year ends.

c.    Early Termination Damages. Distributor agrees that if a Total Termination occurs, Distributor shall pay the Early Termination Damages, if any, to VMSC, in immediately available funds within five (5) working days after the Total Termination Date, in the manner designated by VMSC. The parties agree that the Early Termination Damages is a liquidated damage amount intended to reimburse VMSC for future lost profits as a result of Total Termination, and is not intended to be a penalty to Distributor.

4.6    Adjustments to Minimum Branded Obligated Volume and BDA Station Exhibit.

a.    Certain Definitions. The following capitalized terms have the following meanings:

“EIA” means the United States Energy Information Administration.

“Annual Demand” means, for a given calendar year, the total annual volume of the “Finished Motor Gasoline” breakout of the “Product Supplied - Total Crude Oil and Petroleum Products” report, published by the EIA for: (i) [*.*]; (ii) [*.*]; and (iii) [*.*].

“Demand Differential” means, when comparing the Annual Demand for a given calendar year (“Year 2”), and the Annual Demand for the prior calendar year (“Year 1”), a number calculated using the following formula: (Year 2 Annual Demand - Year 1 Annual Demand)/Year 1 Annual Demand.

b.    Adjustment to Minimum Branded Obligated Volume. Notwithstanding anything to the contrary contained in this Agreement, on [], 2014, and on each [] thereafter during the Term, the Minimum Branded Obligated Volume numbers will be adjusted by multiplying the then applicable Minimum Branded Obligated Volume numbers by the Demand Differential (using the immediately prior calendar year as Year 2 for purposes of the calculation). The Total Volume Commitment will also be adjusted as appropriate due to adjustment made under this Section 4.6(b).

c.    Adjustment to BDA Station Exhibit. Distributor shall have the right to revise the BDA Station Exhibit to adjust the monthly volume mix for each Station thereon and/or to increase or reduce the total annual volume for each Station thereon, by giving written notice to VMSC no later than March 1 during the Term, which modifications shall be effective for the following Contract Year during the Term; provided however, that the modifications requested shall not be effective without VMSC’s written consent if they cause the Annual Branded Contract Volume to be less than the Minimum Branded Obligated Volume.

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Article 5 - Pricing

5.1    Certain Definitions. The following capitalized terms have the following meanings:

“[*.*]” means the [*.*] (or an equivalent substitute report in the event [*.*]).

“[*.*] Price” means for a given Product, at a given Delivery Point, for a given 24-hour period [*.*], a price per gallon, in US Dollars, equal to [*.*], plus the [*.*]Adder and the [*.*] Adder; provided however, that if and to the extent that a given Product contains a percentage of ethanol, then that percentage of the price shall be calculated [*.*], plus the relevant [*.*] Adder for ethanol. The [*.*] Adder will be added to the entire blended price.

“[*.*]” means the [*.*] (or an equivalent substitute report in the event [*.*]).

“[*.*] Market” means the following Primary Delivery Points:

[*.*]	[*.*]
[*.*]	[*.*]

“[*.*] Adder” means, for a given Delivery Point, for a given Product, a per gallon amount equal [*.*] in connection with the [*.*] of the relevant Product in connection with the sale to Distributor, which may[*.*]. VMSC shall give Distributor notice by email or fax of modifications to the [*.*] Adder after [*.*], which changes shall be effective [*.*]. Notwithstanding anything to the contrary contained herein, the [*.*] Adder may only be modified [*.*], by written notice to Distributor [*.*], by an amount [*.*]. The [*.*] for each Delivery Point, as of the Effective Date, is forth on [*.*]. [*.*] shall be based on [*.*].

“[*.*] Adder” means [*.*].

“[*.*] Terminal” means any Delivery Point that is [*.*].

5.2    Branded Stations. Except as provided in Section 5.4, the “Price” (as defined in the Branded Distributor Agreement) for all Products purchased under the Branded Distributor Agreement will be the [*.*] Price.

5.3    Unbranded Stations. Except as provided in Section 5.4, the “Price” (as defined in the Unbranded Supply Agreement) for all Products purchased under the Unbranded Supply Agreement will be the [*.*] Price.

5.4    Exceptions.

a.    [*.*]. Notwithstanding anything to the contrary contained herein, if and to the extent that VMSC sells any Products [*.*], either on a branded or unbranded basis, [*.*], then the Price under both the Branded Distributor Agreement and the Unbranded Supply Agreement for Products sold [*.*] shall be [*.*]. VMSC, from time to time during the Term, will notify Distributor by written letter of [*.*] that will apply in lieu of the [*.*] Price, and by further written letter [*.*] are modified, end or are extended. If and to the extent that there is no [*.*], then the Price for all Products sold under either of the Supply Agreements [*.*] will be the [*.*] Price.

b.    [*.*]. Notwithstanding anything to the contrary contained herein, the Price for Products sold [*.*] each of the Branded Distributor Agreement and the Unbranded Supply Agreement will be [*.*],

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[*.*]; provided however, that in no event will the Price be [*.*], and that furthermore, Distributor will be [*.*] by VMSC at its discretion at any time.

c.    [*.*]. Notwithstanding anything to the contrary contained herein, the Price for Products sold [*.*]; under each of the Branded Distributor Agreement and the Unbranded Supply Agreement will be the [*.*]. VMSC shall invoice Distributor for purchases of Product [*.*]. VMSC shall also have the option to [*.*]. If, at any time during the Term, [*.*].

5.5    Billing/Payment. VMSC will bill Distributor daily for Branded Products and Unbranded Products (collectively, “Motor Fuels”) purchased under the Supply Agreements. Distributor will pay for all Motor Fuels purchased by EFT [*.*] (subject to the terms of this section) and [*.*]. VMSC reserves the right, upon written notice to Distributor, to modify the number of calendar days in which payment must be made if VMSC reduces the number of days offered [*.*]; provided however, that if VMSC does reduce the number of calendar days in which payment must be made [*.*], the change will not be effective for at least [*.*] days after the date on which VMSC provides the notice to Distributor of the change.

5.6    Credit.

a.    [*.*]. So long as CST Brands, Inc., Distributor’s ultimate publicly-traded parent company, delivers an executed Guaranty Agreement, in a form acceptable to VMSC prior to the Effective Date, VMSC shall provide Distributor in connection with the purchase of Motor Fuels under the Supply Agreements, [*.*], except as otherwise expressly provided in this Section, [*.*] which is referred to herein as the “[*.*]”. Prior to the earlier of: (i) [*.*]; and/or (ii) the date on which [*.*] (either of which is referred to as the “[*.*]”), the [*.*] shall be [*.*]. After the [*.*], and [*.*], VMSC, in its sole discretion, may [*.*]immediately upon notice to Distributor. The [*.*], together with [*.*] is referred to herein as the “[*.*]” VMSC shall not be required to [*.*] for purchases under the Supply Agreements [*.*], and has the right to [*.*] of Motor Fuels under the Supply Agreements [*.*], or to [*.*], as provided in the relevant Supply Agreement. If at any time the [*.*] to Distributor is [*.*], then VMSC may [*.*] in order to ensure that [*.*].

b.    Letter of Credit. If and when Distributor delivers and thereafter continues to provide a valid and acceptable irrevocable standby letter of credit issued by[*.*] (the “Letter of Credit”), VMSC agrees to [*.*] (the “[*.*]”). Notwithstanding anything to the contrary contained herein, if [*.*] under this Agreement is [*.*], the [*.*] shall be [*.*] so the [*.*]. All bank charges related to the Letter of Credit are for the account of Distributor. Any Letter of Credit (or subsequent equivalent replacements) in place at the time of the expiration or earlier termination of this Agreement and/or either of the Supply Agreements shall be kept in place until 30 days after the relevant expiration/termination date.

c.    VMSC Remedies; Additional Security. If Distributor fails to pay VMSC in accordance with such credit terms as may be established from time to time in the sole discretion of VMSC or if, in VMSC’s sole opinion, the financial responsibility of Distributor becomes impaired or unsatisfactory during the term of this Agreement then, in addition to any other remedies VMSC may have, VMSC may at its option take any one or more of the following actions: (i) declare the price for all Motor Fuels purchased by Distributor due and payable immediately; (ii) require Distributor to make credit settlement satisfactory to VMSC, such as requiring Distributor to post a Letter of Credit (or increase the amount of an existing Letter of Credit) or other security in an amount and form satisfactory to VMSC; or (iii) demand advance cash payment and withhold deliveries until such credit settlement is made or advance payment is received. As security for the payment of any amounts due under this Agreement, Distributor grants to VMSC a security interest in any deposits or funds held by VMSC for the benefit of Distributor, credits due to Distributor by VMSC, and assignments of any evidence of indebtedness, including any credit card invoices (whether or not evidenced

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in written form) assigned pursuant to VMSC’s credit card program. Distributor further grants to VMSC the express right to set off any such deposits, funds, credits, and assignments against any amounts due pursuant to this Agreement or any other agreement between VMSC, or any of its affiliates, and Distributor. These rights are in addition to, and do not limit those rights of VMSC regarding a failure to pay by Distributor under the relevant Supply Agreement. Distributor agrees to pay all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by VMSC in connection with the exercise by VMSC of any rights, remedies, powers, or privileges authorized hereunder, or by law, including but not limited to all reasonable costs and attorneys’ fees and disbursements incurred in any action or proceeding to collect any outstanding amounts under the Credit Line; provided however, that unless [*.*], VMSC shall [*.*]. VMSC’s books and records, including its records of disbursements and payments, shall be prima facie evidence of the actual amounts due and owing from time to time by Distributor under the Supply Agreements.

d.    Credit Requirements In Connection with Future Stations. Notwithstanding anything to the contrary contained herein, in connection with adding any Future Stations under this Agreement, then VMSC’s consent will be expressly conditioned upon [*.*].

e.    Periodic Review of Distributor’s Financial Status. Distributor agrees to provide to VMSC audited annual financial statements of Distributor and any guarantor of Distributor’s obligations under the Supply Agreements, including, but not limited to, CST Brands, Inc. (the “Guarantor”), if any, no later than six months after the end of the relevant company’s fiscal year, as well as such additional financial information as VMSC may reasonably request from time-to-time. If Distributor’s provided financial information reflects a materially changed financial position of either Distributor or any Guarantor, or if at any time VMSC has other credible information that the financial position of either Distributor or any Guarantor has materially changed, then, except as otherwise expressly provided herein, VMSC has the right to [*.*], based on [*.*].

5.7    [*.*]. Except as otherwise expressly provided in Section [*.*], VMSC will not be obligated to [*.*]. In no event will Distributor be entitled to the benefit of, or any credit of any kind for, [*.*].

Article 6 - Termination

6.1    Termination.

a.    Automatic Termination. This Agreement shall terminate automatically on the Expiration Date.

b.    Cross Default with Supply Agreements. A material default by either party in its obligations under any of the Branded Distributor Agreement, Unbranded Supply Agreement and/or this Agreement will be considered a material default under the other two. If a cure period is provided under the Branded Distributor Agreement or Unbranded Supply Agreement for a default thereunder, then the cure periods provided for in subsection (c) below will not be applicable to such default before this Agreement may be terminated as a result of such default.

c.    Termination After Default. Either party may terminate this Agreement prior to the Expiration Date, if the other party materially defaults in its obligations under this Agreement and: (i) if that default involves the payment of money, is not cured within 3 business days of receipt of notice of the default, or (ii) if that default does not involve the payment of money, is not cured within 30 days of receipt of notice of such default (which 30-day period will be extended as reasonably necessary if such default is not capable of being cured within 30 days and the defaulting party has begun and is diligently pursuing completion of the cure, subject to a maximum cure period of 90 days). If a party elects to terminate any one of the Branded

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Distributor Agreement, Unbranded Supply Agreement and/or this Agreement, all of the agreements shall automatically terminate concurrently.

d.    Termination without Prejudice. If this Agreement is terminated by VMSC under Section 6.1(c) for Distributor’s uncured default prior to the expiration of the Term, the termination shall be without prejudice to any rights, claims, causes of action or remedies VMSC may otherwise have against Distributor which have accrued prior to the date of termination; provided however that the Early Termination Damages, if any, shall be in lieu of any VMSC damages for future lost profits after the date of termination. The parties agree that the Early Termination Damages is a liquidated damage amount intended to reimburse VMSC for future lost profits as a result of Total Termination, and is not intended to be a penalty to Distributor.

e.    Removal of Stations. If any Current Station or Future Station is terminated or otherwise removed from this Agreement or the relevant Supply Agreement, either in accordance with the terms of this Agreement or the relevant Supply Agreement, or by mutual written agreement of the parties, it shall automatically be deemed to have been removed from the appropriate Schedule under this Agreement.

6.2    Purchase Option on “Flagship” Station. Distributor agrees to have its affiliate, BIG DIAMOND LLC execute (with appropriate notary acknowledgement) and deliver to VMSC, within 10 days after the Effective Date, a Purchase Option and Right of First Refusal, substantially in the form attached hereto as Exhibit C, granting certain rights to VMSC to purchase the Branded Station located at 5906 UTSA Boulevard, San Antonio, Bexar County, Texas 78249, which is commonly known as “Unit 1054.”

Article 7 - Electronic Payments Processing

7.1    Pricing. VMSC agrees the provisions of this section will apply and override any conflicting provisions in VMSC’s Credit Card Sales Guide from time to time during the Term. Notwithstanding anything to the contrary contained herein or in any of the Supply Agreements: (a) during the Term, all electronic credit and debit purchases shall be made through VMSC’s transaction network; and (b) in no event will [*.*]. For all other types of electronic payment processing, VMSC shall charge Distributor [*.*]. VMSC shall have full discretion to [*.*] all types of electronic payment processing. Distributor accepts responsibility for [*.*], which will be [*.*] to Distributor.

7.2    Rights Against Others Related to Credit/Debit Processing. In the event of any pending or future class action or other litigation seeking damages or other relief relating to fees charged for credit and/or debit card transactions, Distributor shall have all rights relating to transactions at its locations, including, but not limited to, the right to participate in, or to opt out of, any class action litigation and the right to recover all damages relating to such transactions. VMSC shall have no obligation to pursue any claims on behalf of Distributor, and will cooperate with Distributor in communicating with other parties involved with respect to the respective rights of VMSC and Distributor in connection therewith.

Article 8 - Miscellaneous Provisions

8.1    Amendments to Branded Distributor Agreement. The Branded Distributor Agreement is amended as described in Exhibit B to this Agreement.

8.2    Confidentiality.     For the term of this Agreement, Distributor and VMSC expressly understand and agree that a confidential relationship is established between VMSC and Distributor under this Agreement and that, as a result thereof, VMSC and Distributor shall not during the term of this Agreement or thereafter, communicate, divulge or use for the benefit of any other person, persons, partnership, association or corporation and, following the expiration or termination of this Agreement, shall not use for the benefit

Master Agreement    Page 10
Valero/Corner Store

of the receiving party, or any of its principals, any confidential information, knowledge or know-how concerning this Agreement (specifically including pricing and credit card fees, and “Records” as defined in Section 7(F) of the Branded Distributor Agreement) which may be communicated to the receiving party or its principals or of which they may be apprised in connection with the terms of this Agreement. Each party shall divulge such confidential information only to each party’s respective employees, accountants, attorneys and lenders as must have access to it in connection with the transactions contemplated by this Agreement. Such confidential information does not include information that, at the time it was disclosed to or learned by the receiving party, was part of the public domain, nor information that, after the time it was disclosed to or learned by the receiving party, became part of the public domain through disclosure, publication or communication by persons other than the receiving party or its employees. Neither party shall at any time, without the other party’s prior written consent, make available to any third party the terms of this Agreement. Notwithstanding the foregoing, each of Distributor and VMSC hereby agrees that: (a) Distributor and VMSC (or any direct or indirect parent or subsidiary company of either of them, as applicable) may each file this Agreement and the Supply Agreements (and any amendments, supplements, addendums, schedules or exhibits hereto) with the Securities and Exchange Commission or any other applicable regulatory body as required by the law or the rules and regulations of the commission or such other body or the rules and regulation of the New York Stock Exchange, the Nasdaq Stock Market and/or any other national securities exchange on which any of Distributor, VMSC or any of their respective parent or subsidiary companies then has securities listed, provided that the party filing shall apply for confidential treatment of all economic terms (volumes, pricing, fees, etc.) set forth in this Agreement and/or in each of the Supply Agreements, to the full extent allowed by relevant law - which obligation to seek confidential treatment shall apply to any amendments of this Agreement or any of the Supply Agreements, and (b) Distributor and VMSC may disclose any such confidential information to the extent that they or any of their Affiliates become legally compelled to disclose such information (by deposition, interrogatory, request for documents, subpoena, civil investigation, demand, order or other legal process), provided that the disclosing party: (i) promptly notifies the other party prior to any such disclosure to the extent practicable and (ii) cooperates with the other party (at such other party’s sole expense) in any attempts it may make to obtain a protective order or other appropriate assurance that confidential treatment will be afforded such information. In addition to the foregoing, each party will first give the other party notice and the opportunity to review and comment upon any public disclosure, statement or press release (whether or not required by law, regulation, or stock exchange rule) about the “deal” created by this Agreement, and/or the relationship between the parties prior to the disclosure to any third party, and the parties shall agree as to the content and timing of any such disclosure, statement or press release prior to its release, subject to: (i) deadlines imposed by applicable law for public reporting and (ii) each party’s right to comply with its disclosure obligations in accordance with the opinion of its counsel. Notice shall be provided at a time sufficient to allow a reasonable opportunity for review and discussion in advance of such statutory or regulatory deadline, specifically with respect to the disclosure of the text or specific terms of this Agreement and/or any of the Supply Agreements. This provision shall survive the termination or expiration of this Agreement for a period of one (1) year.

8.3    Transfer of Agreement. This Agreement may only be transferred by the parties under the same conditions, and only in conjunction with, the assignment of the Branded Distributor Agreement, as amended by Exhibit B hereof. If this Agreement is assigned by either party, both the Branded Distributor Agreement and the Unbranded Supply Agreement must be assigned and assumed by the assignee in writing as of the same date.

8.4    Attorney’s Fees. In the event of any lawsuit between VMSC and Distributor arising out of or relating to this Agreement (regardless whether such action alleges breach of contract, tort, violation of a statute or any other cause of action), the substantially prevailing party shall be entitled to recover its reasonable costs of suit including its reasonable attorneys’ fees. If a party substantially prevails on some aspects of such

Master Agreement    Page 11
Valero/Corner Store

action but not others, the court may apportion any award of costs or attorneys’ fees in such manner as it deems equitable.

8.5    Notices. Any notice, request or other communication required or permitted by or pertaining to this Agreement shall be in writing and given in accordance with the terms of and to the addresses specified in the Branded Distributor Agreement.

8.6    No Third Party Beneficiaries. This Agreement is not intended to benefit any third parties.

8.7    Consequential Damages. Except for the damages provided for in Section 4.5 of this Agreement, any of which might be characterized as an estimation of consequential damages, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES RELATING TO A BREACH OF THIS AGREEMENT.

8.8    Entire Agreement. This Agreement, the Branded Distributor Agreement and the Unbranded Supply Agreement constitute the entire agreement and understanding between Distributor and VMSC with respect to the matters covered thereby. There are no representations, stipulations, warranties, agreements or understandings with respect to the subject matter of this Agreement which are not fully expressed herein and which are not superseded hereby. The provisions of this Agreement shall not be reformed, altered, or modified in any way by any practice or course of dealing prior to or during the Term, and can only be reformed, altered, or modified by a writing signed by Distributor and VMSC. Each party specifically acknowledges that it has not been induced to enter into this Agreement by any representation, stipulation, warranty, agreement, or understanding of any kind other than expressed herein.
[signatures on following page]

Master Agreement    Page 12
Valero/Corner Store

IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Agreement as of the Effective Date.

DISTRIBUTOR: CST MARKETING AND SUPPLY COMPANY By: Name: Title:	VMSC: VALERO MARKETING AND SUPPLY COMPANY By: Name: Title:

Master Agreement    Page 13
Valero/Corner Store

Schedule 1
List of Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 1
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 2
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 3
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 4
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 5
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 6
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Master Agreement    Schedule 1 - Page 7
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 8
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 9
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 10
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 11
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 12
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 13
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 14
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Master Agreement    Schedule 1 - Page 15
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 16
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 17
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 18
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 19
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 1 - Page 20
Valero/Corner Store    Single Brand Stations

Region	Site ID	Address, City, State ZIP	Primary Delivery Point	Secondary Delivery Point	Annual Gas Vol (gal)	Annual Diesel Vol (gal)	Fuel Brand
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
				TOTALS	[*.*]	[*.*]

[End of Schedule 1]

Master Agreement    Schedule 1 - Page 21
Valero/Corner Store    Single Brand Stations

Schedule 2
List of Dual Brand Stations

Site ID	Primary Delivery Point	Secondary Delivery Point	Annual Gas Volume (gal)	Annual Diesel Vol. (gal)	Address, City, St ZIP	Brand	Region
[*.*]

[End of Schedule 2]

Master Agreement    Schedule 2
Valero/Corner Store    Dual Brand Stations

Schedule 3
List of Unbranded Stations

Site ID	Primary Delivery Point	Secondary Delivery Point	Annual Gas Volume (gal)	Annual Diesel Vol. (gal)	Address, City, St ZIP
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[End of Schedule 3]

Master Agreement    Schedule 3
Valero/Corner Store    Unbranded Stations

Schedule 4
Current Stations - Primary Delivery Point Regions

Region 1 - Primary Delivery Point	Plant	Region 4 - Primary Delivery Point	Plant
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]

Region 2 - Primary Delivery Point	Plant	Region 5 - Primary Delivery Point	Plant
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]
		[*.*]	[*.*]
Region 3 - Primary Delivery Point	Plant
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]

Note: This Schedule 4 reflects the Primary Delivery Points serving the Current Stations as of the Effective Date, and shall be deemed to be automatically updated to reflect the addition, subtraction and replacement of terminals in the ordinary course by VMSC, and added terminals shall be added to the relevant geographic region based on their location, and each replacement terminal shall be added to the region in which the terminal it replaces was located. No new Regions shall be established without the prior written agreement of both VMSC and Distributor.

[End of Schedule 4]

Master Agreement    Schedule 4
Valero/Corner Store    Current Stations - Primary Delivery Point Regions

Schedule 5
Initial Secondary Costs Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 1
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 2
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Master Agreement    Schedule 5 - Page 3
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 4
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 5
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 6
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 7
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 8
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 9
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 10
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 11
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 12
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
Master Agreement    Schedule 5 - Page 13
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

Master Agreement    Schedule 5 - Page 14
Valero/Corner Store    Initial Secondary Cost Adders

Plnt	Delivery Point	Product	Freight	Terminaling	Additive	Other	Line Loss
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[End of Schedule 5]

Master Agreement    Schedule 5 - Page 15
Valero/Corner Store    Initial Secondary Cost Adders

EXHIBIT A
Modified Dual Brand Image Requirements
Below are modifications to the branding image elements:

•	On fuel canopies, [*.*], and the [*.*], generally in accordance with [*.*].

•	Allow the [*.*] (per [*.*], to be agreed upon as provided below).

•	Building and car washes may be [*.*].

•	Any other logos, such as co-brand food, will not be allowed on the [*.*] canopy image. [*.*] will be allowed if permitted by local laws/ordinances.

•
The parties agree to negotiate in good faith within a reasonable time after the Effective Date to agree to a final set of drawings and mockups reflecting the approved dual brand imaging. VMSC has agreed to [*.*]:

[*.*]

[End of Exhibit A]

Master Agreement    EXHIBIT A
Valero/Corner Store

EXHIBIT B

Amendments to the Branded Distributor Agreement

The Branded Distributor Agreement is hereby amended as follows:

1.    Section 1 is entirely replaced with the following: “This Agreement shall be in full force and effect commencing on [], 2013 (the “Commencement Date”) and shall remain in effect until [], 2028 (the “Expiration Date”).”

2.    Section 2(A) is replaced with the following: “In each calendar month, VMSC agrees to sell and Distributor agrees to purchase not less than [*.*] and not more than [*.*] of the quantity of each Product set forth on Exhibit A attached hereto and made a part hereof, [*.*]. Distributor shall purchase Products on a ratable basis throughout the month.”

3.    Section 2(E) is replaced with the following: “Distributor must inform VMSC in writing within: (i) 7 days after the receipt of any Product of any claimed deficiencies in the quantity of Product received; and (ii) 30 days after the receipt of any Product of any claimed deficiencies in the quality of Product received. If Distributor does not inform VMSC of the relevant claim within the required time period, quantity and quality shall be conclusively established to conform to the specifications in the delivery document.”

4.    The first sentence of Section 4(A) is replaced with the following: “Distributor shall pay VMSC for Product purchased under this Agreement in accordance with Section 5.2 of the Master Agreement, between the parties, dated as of the Commencement Date (the “Master Agreement”).”

5.    The following is added before the beginning of the second sentence of Section 4(A): “Subject to the provisions of Section 5.6 of the Master Agreement,”.

6.    The seventh sentence of Section 7(A) is replaced with the following: “Further, Distributor shall not, and shall assure that its Dealers do not, use any of the Marks, in whole or in part, or confusingly similar to, including, but not limited to, “Valero”, “Diamond Shamrock”, “Shamrock”, “Ultramar”, “Beacon”, “Road Runner” or “Stop N Go” as part of its corporate or other legal name or for the purposes of naming its convenience store.”

7.    The final sentence of Section 7(B) is replaced with the following: “VMSC reserves the right to amend, change or otherwise modify the Compliance Requirements from time to time in its the sole and absolute discretion, but only as a result of a change in Applicable Laws or EPA (or similar state agency) regulations.”

8.    The following sentence is added at the end of Section 7(C): “Notwithstanding anything to the contrary contained herein, in no event will Distributor be required to [*.*] in connection with any VMSC required changes to the Marks or the Basic Image Requirements of Distributor that are related to the Marks, at any Existing Station (as defined in the Master Agreement) (a “Mark Change”), from those required by VMSC on the Commencement Date.”

9.    The second sentence of Section 7(F) is replaced with the following: “Distributor agrees, and shall assure that its Dealers agree, that all Records submitted by Distributor or its Dealers to VMSC may be used by VMSC solely for the following purposes: (i) for any purpose expressly consented to by Distributor (for Distributor’s Records) or Dealer (for Dealer’s Records), (ii) as may be required by Applicable Law, or (iii) in connection with audits or collections under this Agreement.”

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10.    The fifth sentence of Section 7(F) is deleted.

11.    The fifth sentence of Section 7(J) is deleted.

12.    Section 8(C) is entirely replaced with the following “As used herein, the term “Grandfathered Stations” means any Current Station that does not offer at least three grades of gasoline of the designated Brand as of the Effective Date of the Master Agreement. Except as may otherwise be required by Applicable Law, and except at the Grandfathered Stations, Distributor shall continuously offer, and shall assure that its Dealers continuously offer, at least three grades of gasoline of the Designated Brand at each Station.”

13.    Section 8(D) is entirely replaced with the following: “Distributor shall utilize, update and maintain, at Distributor’s cost, and shall assure that its Dealers utilize, update and maintain at Dealer’s cost, point of sale systems at each Station as may be required by VMSC from time to time.”

14.    Section 9(B) is replaced with the following: “Distributor agrees, and shall cause its Dealers to agree, that in no event shall Distributor or its Dealers charge a customer for the extension of credit, impose a credit price which is higher than the cash price, or apply a surcharge to any amounts due from any customer making a credit card purchase with VMSC’s proprietary credit cards utilizing any of the Marks; provided however, that to the extent allowed by applicable law and by VMSC’s contractual agreements with the various credit card providers, Distributor may offer a discount for cash.”

15.    The following is added at the end of Section 12: “Notwithstanding the foregoing, during any time period that VMSC limits supply to Distributor at given Delivery Point under this section, VMSC agrees that it will not, [*.*].”

16.    The final sentence of Section 13(A) is replaced with the following: “THE FOREGOING OBLIGATION TO RELEASE, INDEMNIFY, DEFEND AND HOLD VMSC AND ITS AFFILIATES HARMLESS SHALL NOT APPLY TO THE EXTENT, BUT ONLY TO THE EXTENT, AS DETERMINED BY THE FINAL JUDGMENT OF A COURT, THAT THE INCIDENT RESULTING IN THE CLAIMS WAS PROXIMATELY CAUSED BY THE NEGLIGENCE OF VMSC OR ITS AFFILIATES, BUT SHALL CONTINUE TO APPLY TO THE EXTENT THAT THE INCIDENT IS DETERMINED TO HAVE BEEN PROXIMATELY CAUSED BY DISTRIBUTOR OR ANY THIRD PERSONS.”

17.    The second sentence of Section 15(C) is replaced with the following: “If Distributor fails to remove all of the Removable Advertising Matter, or to paint out or obliterate all other Marks, including but not limited to all of VMSC’s color schemes, including the color teal (except with respect to teal that is part of the convenience store building for Stations that are “Current Stations” under the Master Agreement), on or before the deadline for that Station as established in Section 1.4 of the Master Agreement (the “Debrand Deadline”), Distributor authorizes, and shall assure that its Dealers authorize, VMSC, at Distributor’s expense, to enter upon the premises of any such non-conforming Station and to remove the Removable Advertising Matter, and to paint out or obliterate all other Marks located thereon. ”

18.    The third sentence of Section 15(E) is replaced with the following: “In the event Distributor fails to immediately remove all of the Removable Advertising Matter, or to paint out or obliterate all other Marks, including but not limited to all of VMSC’s color schemes, including the color teal (except with respect to teal that is part of the convenience store building for Stations that are “Current Stations” under the Master Agreement), within 10 calendar days following the expiration or termination of this Agreement as to the particular Station, Distributor authorizes, and shall assure that its Dealers authorize, VMSC, at Distributor’s

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expense, to enter upon the premises of any such non-conforming Station and to remove the Removable Advertising Matter, and to paint out or obliterate all other Marks located therein.”

19.    Section 17 is entirely replaced with the following:

17.    Transfer of Agreement.
(A)    Certain Definitions. There shall be a “Transfer” of this Agreement by Distributor if, at any time during the term of this Agreement, by a single transaction or a series of transactions, Distributor acts or undertakes to transfer, sell, assign or otherwise convey, directly or indirectly, by operation of law or otherwise, to a third party (the “Transferee”): (i) Distributor’s interest in this Agreement or any of Distributor’s rights or privileges hereunder, and/or (ii) all or substantially all of Distributor’s assets; and/or (iii) 50% or more of the ownership interest in Distributor; provided however, that if and so long as Distributor is a publicly held corporation, such a transfer by a series of trades in the publicly traded stock of Distributor shall not be considered to be a Transfer that is subject to the provisions of this Section 17, unless the trades result in one entity or group owning more than 50% of the ownership of Distributor.
(B)    Notice of Distributor Transfer. Distributor shall provide VMSC with at least 45 days notice of any proposed Transfer and shall provide VMSC with such information and documentation relating to the proposed Transfer and the proposed transferee as VMSC may reasonably request, which shall include all information necessary to evaluate the qualifications of the proposed transferee, including but not limited to a copy of all agreements documenting the proposed Transfer.
(C)    VMSC Consent to Distributor Transfer. Distributor may not Transfer this Agreement without VMSC’s written consent, which consent shall not be unreasonably withheld. Seller shall notify Buyer in writing of its decision to grant or not grant its consent to a Transfer proposed by Buyer within 30 days after Seller receives both Buyer’s notice of the proposed Transfer and all required documentation related to the proposed Transfer required by Section 17(B) above. Notwithstanding the foregoing, where VMSC’s discretion is circumscribed by Applicable Law, VMSC may exercise such discretion to the fullest extent permitted by Applicable Law, so long as consent is not withheld unreasonably.
(D)    Assumption by Transferee. All Transferees shall be required to assume in writing (the “Assumption Agreement”), the outstanding obligations of the Distributor to VMSC under this Agreement and under the Master Agreement and Unbranded Supply Agreement (as defined in the Master Agreement). The form of the Assumption Agreement must be reasonably acceptable to VMSC. Within 30 days after the effective date of any Transfer, Distributor (or the Transferee) shall deliver to VMSC a copy of the Assumption Agreement, executed by Distributor and the Transferee.
(E)    Assignment by VMSC. This Agreement is fully assignable by VMSC, either in whole or in part, provided that any such assignee must fully assume the obligations of VMSC under this Agreement and under the Master Agreement and Unbranded Supply Agreement (as defined in the Master Agreement) in writing, including in the event of a change of control. Within 30 days after the effective date of any assignment by VMSC, VMSC (or its transferee) shall deliver to Distributor a copy of the assumption agreement, executed by VMSC and the transferee.
[End of Exhibit B]

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EXHIBIT C

Form of

PURCHASE OPTION AND RIGHT OF FIRST REFUSAL

BIG DIAMOND LLC, a Texas limited liability company, successor-by-conversion to BIG DIAMOND, INC., a Texas corporation (“Grantor”), whose address is One Valero Way, San Antonio, Texas 78249-1616; Attn: Retail Real Estate; is the owner of fee simple title to the real property located at 5906 UTSA Boulevard, San Antonio, Bexar County, Texas, that is more particularly described as follows, together with all buildings, structures, fixtures, equipment, improvements now or hereafter located thereon and all rights and appurtenances pertaining thereto (the “Real Property”):

Lot 3, Block 14, New City Block 14890, Valero Corner Store No. 1054, in the City of San Antonio, Bexar County, Texas, according to the plat recorded in Book 9623, Page 81, Deed and Plat Records, Bexar County, Texas;

and the personal property located thereon from time to time (the “Personal Property”); and

WHEREAS, VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Grantee”), whose address is One Valero Way, San Antonio, Texas 78249-1616; Attn: Property Assets, and CST MARKETING AND SUPPLY COMPANY, a Delaware corporation, which is an affiliate of Grantor (“Distributor”), are parties to a Branded Distributor Marketing Agreement (Multi-Brand), and a Master Agreement, both dated effective as of [], 2013 (the “Effective Date”), and certain other related agreements and documents under which Grantor agreed to sell Valero-branded motor fuels from the Real Property for a term of up to fifteen (15) years (collectively, the “Supply Agreements”); and

WHEREAS, as a condition under the Master Agreement, Grantor has agreed to grant to Grantee options to purchase the Real Property and the Personal Property on the terms and conditions set forth herein;

NOW, THEREFORE, for and in consideration of $10.00 and other good and valuable consideration paid by Grantee to Grantor, including the consideration described in the recitals above in connection with the Supply Agreements, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants to Grantee the exclusive and irrevocable rights and options to purchase the Property from Grantor, or, if Grantor has conveyed its interest in the Property, from any subsequent owner of such interest in the Property (“Subsequent Owner”), during the period from the Effective Date through the earlier of the following (as applicable, the “Expiration Date”): (a) the date on which the Grantee’s corporate headquarters are no longer located at One Valero Way, San Antonio, Texas 78249-1616; or (b) [], 2028, (the “Term”), on the following terms and conditions:

1.    Purchase Option.
a.    Option Event. If at any time during the Term, either (either of which is referred to herein as an “Option Event”): (i) Grantor terminates the Property from the relevant Supply Agreement for any reason (including as part of the entire termination of one or both of the Supply Agreements); or (ii) Grantee terminates the Property from the relevant Supply Agreement in accordance with the terms of such agreement (including as part of the entire termination of one or both of the Supply Agreements); then Grantee, or its nominee, shall have the right, but not the obligation, to purchase the Property from Grantor or any Successor Owner, under the terms and conditions of this Section 1.

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b.    Property Assessment. At any time after the Option Event but not later than September 30, 2027, Grantee shall have the right to enter upon the Property for the purpose of making an assessment of the condition of the Property and any environmental contamination that may be located on the Property (including sampling and drilling); provided that any such assessment shall be made in a manner so as to minimize interference with normal operations on the Property. GRANTEE SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS GRANTOR OR THE SUBSEQUENT OWNER AGAINST ANY PERSONAL INJURY OR PROPERTY DAMAGE CAUSED BY GRANTEE OR ITS CONTRACTORS OR EMPLOYEES IN MAKING ANY SUCH ASSESSMENT, PROVIDED HOWEVER, IN NO EVENT SHALL GRANTEE HAVE LIABILITY TO ANYONE, INCLUDING GRANTOR OR SUBSEQUENT OWNER, FOR BUSINESS DISRUPTION, LOST PROFITS, DIMINUTION IN VALUE OR CONSEQUENTIAL DAMAGES ARISING FROM SUCH ENTRY OR ASSESSMENT.
c.    Exercise of Option; Option Price. At any time within 3 months after an Option Event occurs, Grantee may exercise its option hereunder to purchase the Property by giving written notice to Grantor or the Subsequent Owner of Grantee’s intent to exercise (“Exercise Notice”). If Grantee exercises this option, Grantor or the Subsequent Owner shall be obligated to sell the Property to Grantee and Grantee shall be obligated to purchase the Property in accordance herewith.
d.    Option Price. The price paid by Grantor under this Section 1 (“Option Price”) shall be the fair market value of the Property (the “Fair Market Value”) as determined as follows:
(i)    Grantee shall along with its Exercise Notice provide Grantor or the Subsequent Owner with written notice of its determination of the fair market value of the Property (the “Proposed Fair Market Value”), which shall be the Appraised Value of the Property. The term “Appraised Value” means the prevailing market value for the Property as of the date of the Option Event as reflected in an appraisal report of the Property dated between the date of the Option Event and the date of the Exercise Notice and performed by an independent and qualified appraiser (the “Appraiser”) selected by Grantee who is a member of the Appraisal Institute (or its successor organization) with a then current senior designation of MAI (or then comparable designation) and not less than 5 years experience in appraising convenience store properties in San Antonio, Texas.
(ii)    Grantor or the Subsequent Owner shall have 10 days (“Appraisal Review Period”) after receipt of Grantee’s Exercise Notice and notice of the Appraised Value within which to accept the Proposed Fair Market Value as the Fair Market Value or to reasonably object thereto in writing. In the event Grantor or the Subsequent Owner objects to the Proposed Fair Market Value submitted by Grantee, Grantee and Grantor or the Subsequent Owner shall attempt in good faith to agree upon the Fair Market Value of the Property. If Grantor or the Subsequent Owner agrees to the Proposed Fair Market Value than the Proposed Fair Market Value shall be the Fair Market Value. If Grantee and Grantor or the Subsequent Owner fail to reach agreement on the Fair Market Value within 10 days following the Appraisal Review Period (the “Outside Agreement Date”), then Grantee, on the one hand, and Grantor or the Subsequent Owner, on the other hand, shall each appoint each appoint an Appraiser who is a member of the Appraisal Institute (or its successor organization) with a then current senior designation of MAI (or then comparable designation) and not less than 5 years experience in appraising convenience store properties in San Antonio, Texas to determine the Fair Market Value hereunder. Each Appraiser shall be appointed within 10 days after the Outside Agreement Date. The two Appraisers so selected shall proceed to promptly (and in no event more than 45 days after the Outside Agreement Date) determine the Fair Market Value of the Property. The determination of such Appraised Value by the two Appraisers, selected as hereinabove provided, shall be final and binding upon all parties.

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(iii)    If the two Appraisers so selected are unable to agree upon such Fair Market Value and the highest appraised value is not more than ten percent (10%) greater than the Appraised Value in the lower appraisal, the Appraised Value shall be deemed to be the average of the values set out in the two appraisals. If the two Appraisers so selected are unable to agree upon such Appraised Value and the highest appraised value is more than ten percent (10%) greater than the Appraised Value in the lower appraisal, the two appraisers shall, within twenty (20) days following the issuance of the later of their two appraisals, select a third Appraiser who shall proceed to promptly determine the Appraised Value of the Property based upon the same procedures set out above for the first two appraisals. Upon failure, refusal or inability of an Appraiser to act, his or her successor shall be appointed in the same manner as provided for original appointment. Each party shall bear its own cost and fees and expenses of the Appraiser, and the attorneys’ fees and expenses of counsel and consultants of the party whose position is chosen. The Parties shall use reasonable business efforts to cause the Appraiser(s) to render its (their) decision in writing, with counterpart copies to each Party, within thirty (30) days after the appointment of such Appraiser. The Purchase Option Closing shall be extended as necessary to allow for the determination of the Appraised Value hereunder.
e.    Conveyance. If Grantee exercises this option, Grantor or the Subsequent Owner shall convey the Property to Grantee by means of a special warranty deed, and a bill of sale, subject only to the Permitted Exceptions (as defined in Section 3(h) below), and free and clear of all deeds of trust, mortgages, liens, security interest or other forms of monetary encumbrance, whether voluntarily or involuntarily placed on the Property by Grantor or the Subsequent Owner or due to any act or omission of Grantor or Subsequent Owner. Grantee, at its sole option and cost, may purchase a title policy (“Title Policy”) from a title company chosen by Grantee (“Title Company”).
f.    Purchase Option Exercise Closing.
i.    The closing of the purchase and sale of the Property pursuant to this Section 1 (“Purchase Option Closing”) shall occur on the last day of the month immediately following the month in which the Exercise Notice is given by Grantee, subject to extension as necessary in connection with the purchase of a Title Policy, if Grantee chooses to purchase one. If pursuant to the preceding sentence, the Purchase Option Closing would occur on a Saturday, Sunday or legal holiday, the Purchase Option Closing shall take place on the immediately preceding working day. The Purchase Option Closing shall be coordinated by the Title Company issuing the Title Policy, and need not be attended in person, so long as the Title Company is reasonably satisfied with all necessary transfer and authority documentation delivered to it in connection with the Purchase Option Closing. All real estate taxes relating to the Property shall be prorated between Grantor and Grantee as of the date of Purchase Option Closing. With regard to any special or general assessments on the Property which are payable in installments, Grantee shall be responsible for all installments which fall due after the date of Purchase Option Closing. At the Purchase Option Closing, Grantee shall pay one hundred percent of any sales tax applicable to the sale of the Property, costs related to any survey ordered by Grantee, and one half of all recording costs and escrow fees. At the Closing, Grantor shall pay for one half of all recording costs and escrow fees. Except as otherwise provided in this section, all expenses hereunder shall be paid by the party incurring such expenses.
ii.    At the Purchase Option Closing, Grantee shall deliver to Grantor: (A) the Option Price, and (B) such evidence of the authority and capacity of Grantee and its representatives as Grantor or the Title Company may reasonably require. At the Purchase Option Closing, Grantor shall deliver to Grantee the following: (V) a special warranty deed conveying the Real Property subject only to the Permitted Exceptions; (W) a bill of sale conveying the personal property portion of the Property in the state of title described herein; (X) such evidence of the authority and capacity

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of Grantor and its representatives as Grantee or the Title Company may reasonably require; (Y) an certificate of non-foreign status in compliance with the federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act, as amended as of the date of Closing; and (Z) to the extent assignable, all licenses, permits and other forms of governmental consents held by Grantor pertaining to the Property. Both parties agree to take such other actions and execute such other documents as may reasonably be required to consummate the sale of the Property under this Section 1.
2.    Right of First Refusal. In addition to the purchase option granted by Grantor to Grantee in Section 1, Grantee also grants to Grantee a right of first refusal to purchase the Property during the Term as follows; provided however, that the rights in this Section 2 shall only apply against a Subsequent Owner if the Property was conveyed to that Subsequent Owner in breach of this Agreement:
a.    For purposes of this section, the term “Third Party” means any person other than Grantor or the Subsequent Owner and any of their respective Affiliates (as defined below). Contemporaneously with Grantor or the Subsequent Owner (called in this Section 2 the “Seller”) entering into a written agreement to sell or convey all or any portion of the Property to a Third Party (either of which is a “Sale Agreement”), whether on its own or as part of a sale of other real and/or personal property (a “Package Sale”), then Seller shall written notice to Grantee (the “Offer Notice”), which shall include a complete copy of the executed Sale Agreement, including all schedules, exhibits and attachments thereto and another documentation referenced therein or otherwise necessary in order to evaluate the terms of the Sale Agreement, and if the Sale Agreement is for a Package Sale, the Offer Notice shall also include a statement of the portion of the consideration allocated to the Property (and if there is not one, then the terms of Section 1(d) of this Agreement will be applied to determine the consideration to be allocated to the Property). The date that the Seller delivers both the Offer Notice and all required documentation to Grantee shall be referred to as the “Notification Date”. Grantee shall have a right of first refusal (“ROFR”) with respect to the purchase of the Property only (if a Package Sale), on the terms and conditions set forth within the Sale Agreement, as they apply to the Property only (if a Package Sale), which it must exercise by delivering written notice thereof within 60 days after the Notification Date. Upon Grantee’s timely exercise of the ROFR, the Grantee and Seller shall be deemed to have entered into the Sale Agreement as though Grantee were the Third Party; provided however, that if the Sale Agreement was for a Package Sale, it shall be automatically amended to exclude all other property from therefrom, with the sale price for the Property to be determined as either set forth in the Offer Notice or determined by Section 1(d), as further provided above. If Grantee fails to timely exercise the ROFR, then Seller may offer to Transfer the Property to the Third Party under the Sale Agreement; provided however, that if the Sale Agreement is amended in any way after it is sent to Grantee with the Offer Notice, or the sale of the Property is not consummated strictly in accordance with the terms thereof, then the ROFR shall again apply.
b.    Condemnation. Notwithstanding anything to the contrary contained herein, in no event shall the Right of First Refusal apply to a conveyance as a result of, or in lieu of, condemnation by a governmental agency or other entity with condemnation authority under applicable law.
3.    Miscellaneous.
a.    Rights Run With Land. The rights granted to Grantee in this instrument are appurtenant to the Property, are not personal, shall survive future conveyances of the Property, and shall run with the land.
b.    Remedies. Grantee may seek any and all remedies against Grantor as are available at law or in equity including, without limitation, the remedy of specific performance, should Grantor fail to convey the Property to Grantee in accordance with this instrument. Grantee shall be entitled to recover all costs and expenses (including, without limitation, reasonable attorneys’ fees, expert witness fees, discovery costs, and

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other litigation-related expenses) incurred in connection with the enforcement of its rights under this instrument.
c.    Notices. Notices required under this instrument shall be sent to the relevant party at the address set forth in the introduction to this instrument, by one of the following methods: (i) certified mail, return receipt requested, in which case notice shall be deemed delivered three business days after deposit, postage prepaid in the U.S. Mail, (ii) overnight delivery using a nationally recognized overnight courier, in which case it shall be deemed delivered one business day after deposit with such courier, or (iii) by personal delivery, in which case notice shall be deemed delivered upon delivery. Each party may change its address for notice by delivering written notice to the other party in accordance with this provision.
d.    Time. Time is of the essence of this instrument.
e.    Entire Agreement; Amendment. This instrument, including the exhibits or other writings referred to herein, constitutes the entire agreement between Grantor and Grantee with regard to the subject matter hereof, and supersedes all prior oral or written agreements, commitments or understandings with respect thereto. No amendment hereof shall be binding on the parties unless in writing and signed by authorized representatives of both parties hereto.
f.    Assignment. Except as expressly provided herein, neither party may assign its interest in this instrument without the prior written consent of the other; provided however, that if Grantee exercises any of the rights granted herein, it shall have the right to assign the right to purchase to its Affiliate prior to consummation of the conveyance.
g.    Definition of Affiliate. The term “Affiliate” means any entity that, directly or indirectly, controls, is controlled by, or is under common control with the referenced entity, including the referenced entity’s parent. In this definition, “control” means the power to direct the management and policies of an entity, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise.
h.    Definition of Permitted Exceptions. The term “Permitted Exceptions” means: (a) all matters shown on the plat of “Valero Corner Store No. 1054”, recorded in Book 9623, Page 81, Deed and Plat Records, Bexar County, Texas; (b) the Deed Recordation Affidavit recorded in Book 14820, Page 689 in the Official Public Records of Bexar County, Texas (the “Real Property Records”); (c) the Utility Service Agreement recorded in Book 15007, Page 654 in the Real Property Records; and (d) the Easement, Covenant and Condition Agreement recorded in Book 14752, Page 336 in the Real Property Records.
i.    Counterparts. This instrument may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Grantor has caused the execution of this instrument on the date set forth in the notary acknowledgement below, to be effective for all purposes as of the Effective Date.

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GRANTOR:

BIG DIAMOND LLC,
a Texas limited liability company

By:    [EXHIBIT ONLY]
Douglas M. Miller, its Vice President

STATE OF TEXAS        §
§
COUNTY OF BEXAR        §

The foregoing instrument was acknowledged before me on ____________________, 2013, by Douglas M. Miller, a Vice President of BIG DIAMOND LLC, a Texas limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas

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